Exhibit 99.1

1400 Toastmaster Drive, Elgin, Illinois 60120 • (847) 741-3300 www.middleby.com

Middleby Announces Completion of Transaction to Sell 51% Stake in Residential Kitchen Business to 26North

Transforms Middleby into Pure-Play Commercial Foodservice Leader Following Planned Food Processing Spin-Off

$540 Million in Cash Proceeds Enhances Ongoing Capital Return Program Following Approximately $720 Million Returned to Shareholders in 2025

Shares Outstanding Reduced By Approximately 9% in 2025

Elgin, Ill. (BUSINESS WIRE) February 2, 2026 - The Middleby Corporation (“Middleby”) (NASDAQ: MIDD) today announced the completion of the previously announced transaction to sell a 51% stake in its Residential Kitchen business to an affiliate of 26North Partners LP (“26North”).

“The completion of this transaction is the first step in Middleby’s transformation into a pure-play commercial foodservice equipment company with a comprehensive portfolio of leading commercial foodservice products poised to address attractive market opportunities. This transformation positions Middleby for higher growth as an industry leader in automation and innovation,” said Tim FitzGerald, Chief Executive Officer of Middleby. “Over the past 12 months, the Middleby team has accelerated our portfolio transformation, including announcing the spin-off of Middleby Food Processing, while investing in organic growth opportunities and returning capital to shareholders.”

This transaction, combined with the planned spin-off of Middleby’s Food Processing business, represents the culmination of a comprehensive strategic portfolio review designed to maximize shareholder value. Following both transactions, Middleby will emerge as a pure-play commercial foodservice equipment leader with enhanced focus, higher margins, and superior returns. The Commercial Foodservice business is well positioned to capture growth opportunities driven by automation, expanded IoT capabilities, and from demand in newly entered addressable markets, including with ice and beverage solutions. Our leading platform is delivering customer-centric solutions that drive labor savings, reduce food costs, and maximize kitchen efficiency, while effectively responding to emerging trends across the restaurant industry.

Under the completed transaction, Middleby owns a 49% non-controlling interest in the new standalone joint venture holding the Residential Kitchen business, while receiving cash proceeds of approximately $540 million and holding a $135 million seller note provided to the joint venture. The primary use of cash proceeds will be to repurchase shares and optimize the capital structure ahead of the food processing spin-off.

In anticipation of the proceeds from the transaction, Middleby repurchased 1.5 million shares for $218 million during the fourth quarter of 2025, resulting in a total capital return to shareholders of approximately $720 million in 2025 and a reduction of shares outstanding of approximately 9%. In the month ending January 31, 2026, Middleby repurchased additional stock valued at $152 million.

Starting in the fourth quarter of 2025, Middleby will report the Residential Kitchen business as a discontinued operation. The income from the joint venture will be reported on the income statement as minority interest, which Middleby intends to exclude from the adjusted earnings and adjusted EPS calculations as it is no longer a part of core operations. Additional details will be provided when Middleby reports fourth quarter 2025 earnings.

About Middleby

The Middleby Corporation is a global leader in the foodservice industry. The company develops and manufactures a broad line of solutions used in commercial foodservice and food processing. Middleby showcases its advanced solutions in the Middleby Innovation Kitchens for commercial foodservice, industrial baking and protein Innovation Centers for food processing solutions. For more information about Middleby, please visit www.middleby.com.

About 26North

26North Partners LP is an integrated, multi-asset-class investment platform founded by Josh Harris that provides investment advice and opportunities to its clients across private equity, credit, insurance and reinsurance strategies.

The 26North team brings decades of experience managing third-party capital to help clients achieve their financial goals while making a lasting impact on the communities in which they operate. Since launching in 2022, 26North has grown to over $32 billion in assets under management.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology. Such forward-looking statements, including those regarding the timing and consummation of the transactions described herein, involve known and unknown risks, uncertainties and other factors, which could cause Middleby’s actual results, performance or outcomes to differ materially from those expressed or implied in the forward-looking statements. Any forward-looking statements in this press release are based on numerous assumptions regarding the present and future business strategies of Middleby, 26North and the Residential Kitchen business and the environment in which each will operate in the future. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: the ability to achieve the expected benefits from the transaction within the time frames indicated or at all, and that the separation of the operations of the Residential Kitchen business from Middleby’s other operations may be more difficult or costly than expected; the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals of the transaction are not obtained; litigation relating to the transaction; uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; risks that the proposed transaction disrupts the current plans or operations of Middleby or 26North; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to relationships with customers, suppliers, distributors and other business partners resulting from the announcement or completion of the transaction; dependence on key customers; delays, challenges and expenses associated with separation of the operations of the Residential Kitchen business; legislative, regulatory and economic developments; volatility in earnings resulting from goodwill impairment losses, which may occur irregularly and in varying amounts; variability in financing costs and interest rates; quarterly variations in operating results; risks associated with Middleby’s foreign operations, including international exposure, political risks affecting international sales, market acceptance and demand for Middleby’s products and Middleby’s ability to manage the risk associated with the exposure to foreign currency exchange rate fluctuations; Middleby’s ability to protect its trademarks, copyrights and other intellectual property; changing market conditions, including inflation; the impact of competitive products and pricing; the state of the residential construction, housing and home improvement markets; the state of the credit markets, including mortgages, home equity loans and consumer credit; intense competition in Middleby’s business segments, including the impact of both new and established global competitors; unfavorable tax law changes and tax authority rulings; cybersecurity attacks and other breaches in security; the continued ability to realize profitable growth through the sourcing and completion of strategic acquisitions; the timely development and market acceptance of Middleby’s products; the availability and cost of raw materials; the possibility that the proposed spin-off of Middleby’s Food Processing business (“FP” or “FP business”) will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors, including the possibility that various closing conditions for the spin-off may not be satisfied; the potential disruption to Middleby’s business in connection with the proposed transaction or spin-off; the potential that the FP business and Middleby do not realize all of the expected benefits of the spin-off; that the spin-off may be more difficult, time consuming or costly than expected; the failure of the spin-off to qualify for the expected tax treatment; potential adverse effects of the announcement of the proposed FP spin-off or results thereof, including on the market price of Middleby’s common stock, the ability of Middleby to develop and maintain relationships with personnel, customers, suppliers and others with whom it does business or Middleby’s business, financial condition, results of operations and financial performance; and risks related to diversion of Middleby’s management’s attention from its ongoing business operations due to the transaction and the proposed FP spin-off. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. Other factors that might cause such a difference include those discussed in Middleby’s filings with the Securities and Exchange Commission (the “SEC”), which include its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. For more information, see the section entitled “Risk Factors” and the forward looking statements disclosure contained in Middleby’s Annual Reports on Form 10-K and in other filings. The forward-looking statements included in this press release are made only as of the date hereof and, except as required by federal securities laws and rules and regulations of the SEC, Middleby and 26North undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For The Middleby Corporation:

Investors:

Rebecca Ellin

SVP of Investor Strategy and Corporate Development

rellin@middleby.com

Media:

Darcy Bretz

VP of Corporate Communications

dbretz@middleby.com

Kate Schneiderman

Managing Director, ICR

middleby@icrinc.com

For 26North

Cristina Alesci

26North

917 692 2110

calesci@26n.com